STATEMENT OF FINANCIAL CONDITION

AS OF JUNE 30, 2006

BOSTON PRIVATE BANK & TRUST COMPANY

Dear Friend, Boston Private Bank & Trust Company serves as a trusted advisor in a professional and personal partnership with our clients and their advisors. We pride ourselves on these lasting partnerships we have with our clients who are actively engaged in wealth creation. Our private bankers work as a team of professionals who are able to provide counsel throughout a client’s lifetime. This dedication to providing personalized service and support is a commitment that we aim to fulfill on a daily basis.

I am pleased to report the Bank has enjoyed strong growth in many areas during the first half of the year.

2006 First Half Financial Highlights:

• Net income for the first six months of the fiscal year was $9.4 million.

• Assets under management ended at $2.2 billion.

• Balance sheet assets grew to $2.2 billion.

• Total loans and deposits grew to $1.6 billion and $1.5 billion, respectively.

In addition to solid financial performance, we are delighted to announce the opening of our ninth full-service office, located at 7 Central Street in Hingham, Massachusetts. Many of our individual and business clients resided on the South Shore well before our office opened, so we are especially glad now to be part of their community to further support them. Early next year, we will be expanding into the North Shore, opening an office in Beverly, Massachusetts. We look forward to becoming a part of that community as well.

As always, I welcome your thoughts and comments as we grow Boston Private Bank in order to continue to be the premier private bank in the region. We look forward to continuing to earn your trust and confidence. On behalf of our staff and Board of Directors, I would like to thank you for your business and the opportunity to be of service to you.

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Mark D. Thompson

Chief Executive Officer

Boston Private Bank & Trust Company

CONDENSED BALANCE SHEETS

(Unaudited)

($ in Thousands) June 30, 2006 2005

Assets

Cash & Short Term Investments $33,668 $112,885

Investment Securities 470,496 475,077

Loans Held for Sale 4,521 8,721

Commercial Loans 725,747 579,222

Mortgage Loans 870,085 793,234

Home Equity & Other Loans 52,524 58,692

Total Loans 1,648,356 1,431,148

Less: Allowance for Loan Losses (16,997) (14,896)

Net Loans 1,631,359 1,416,252

Other Assets 66,281 54,260

Total Assets $2,206,325 $2,067,195

Liabilities & Shareholder’s Equity

Demand Deposits $285,568 $261,830

NOW Accounts 155,534 187,651

Savings & Money Market 901,909 959,548

Certificates of Deposit 197,572 117,301

Total Deposits 1,540,583 1,526,330

Borrowings 497,039 389,891

Other Liabilities 19,202 20,774

Total Liabilities 2,056,824 1,936,995

Shareholder’s Equity 149,501 130,200

Total Liabilities & Shareholder’s Equity $2,206,325 $2,067,195

Boston Private Bank & Trust Company

CONDENSED STATEMENTS OF INCOME

(Unaudited) Six Months Ended June 30,

($ in Thousands) 2006 2005

Interest Income $54,818 $44,665

Interest Expense 22,699 14,960

Net Interest Income 32,119 29,705

Provision for Loan Losses 1,042 629

Net Interest Income after Provision 31,077 29,076

Investment Management Fees 6,888 6,298

Banking Fees and Other Income 1,572 2,222

Operating Expenses 26,935 25,021

Income Before Income Taxes 12,602 12,575

Income Taxes 3,182 3,308

Net Income $9,420 $9,267

Boston Private Bank & Trust Company

SELECTED FINANCIAL DATA

(Unaudited)

($ in Thousands) Six Months Ended June 30, 2006 2005

Average Assets Under Management $2,325,000 $2,262,000

Return on Average Banking Assets 0.88% 0.94%

Return on Average Equity 13.12% 14.85%

Net Interest Margin 3.32% 3.32%

Total Fees and Other Income / Revenues 20.85% 22.29%

Allowance for Loan Losses and Off-Balance Sheet Risk / Total Loans 1.21% 1.23%

Board of Directors

Herbert S. Alexander

Managing Partner

Alexander, Aronson, Finning & Company

John H. Clymer

Partner

Nixon Peabody, LLP

Eugene S. Colangelo

Chairman of the Board

Julio Enterprises

Chairman of the Board

Boston Private Bank & Trust Company

Christopher W. Collins

Chief Executive Officer

Collins, Nickas & Company, LLC

W. Pearce Coues

Former Chairman

MGI Properties

J. H. Cromarty

President, Eastern Region

Boston Private Financial Holdings, Inc.

James D. Dawson

President & Chief Operating Officer

Boston Private Bank & Trust Company

Kate S. Flather

Private Investor

Kathleen M. Graveline

Private Investor

Charles T. Grigsby

Senior Vice President

Massachusetts Capital Resource

Company

Susan P. Haney

Private Investor

E. Christopher Palmer

President & Managing Shareholder

Palmer and Corbett, PC

Eugene Franklin Rivers, III

Co-Director

National Ten Point Leadership Foundation

Michael R Schiavo

General Partner & Chief Financial Officer

Kodiak Venture Partners

Alan D. Solomont

Chairman & Chief Executive Officer

Solomont Bailis Ventures

John Larkin Thompson

Nutter, McClenen & Fish

Mark D. Thompson

Chief Executive Officer

Boston Private Bank & Trust Company

Timothy L. Vaill

Chairman & Chief Executive Officer

Boston Private Financial Holdings, Inc.

Policy Group

Mark D. Thompson

Chief Executive Officer

James C. Dawson

President & Chief Operating Officer

James C, Brown

Executive Vice President

Paul R. Donovan

Senior Vice President

Chief Information Officer

James D. Henderson

Executive Vice President

Amy E. Hunter

Executive Vice President

Pilar Pueyo

Senior Vice President

Anne L. Randall

Executive Vice President

Chief Financial Officer

George G. Schwartz

Executive Vice President

Treasurer

John J. Sullivan

Senior Vice President

Office Locations

Headquarters: Boston Office

Ten Post Office Square

Boston, Massachusetts

(617) 912-1900

Wellesley Office

336 Washington Street

Wellesley, Massachusetts

(781) 707-7700

Back Bay Office

500 Boylston Street

Boston, Massachusetts

(617) 912-4500

Jamaica Plain Loan Center

40lc Centre Street

Jamaica Plain, Massachusetts

(617) 524-600

Kendall Square Office

One Cambridge Center

Cambridge, Massachusetts

(617) 646-4800

Newton Centre Office

1223 Centre Street

Newton, Massachusetts

(617) 646-4850

Seaport Office

157 Seaport Boulevard

Boston, Massachusetts

(617) 646-4880

Lexington Office

1666 Massachusetts Avenue

Lexington, Massachusetts

(617) 912-3600

Hingham Office

7 Central Street

Hingham, Massachusetts

(781) 740-2405

BOSTON PRIVATE BANK & TRUST COMPANY

HEADQUARTERS: TEN POST OFFICE SQUARE • BOSTON, MASSACHUSETTS 02109

TELEPHONE: 617-912-1900 • WWW.BOSTONPRIVATEBANK.COM

Member FDIC

Member of Boston Private Wealth Management Group

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